Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt
11. DEBT
Silicon Valley Bank Revolver
On September 21, 2017, Legacy AdTheorent entered into a Loan and Security agreement (“Loan and Security Agreement”) with Silicon Valley Bank (“SVB”). The Loan and Security Agreement consisted of a revolving line of up to $8,000 (“SVB Revolver”) and letters of credit up to $2,775 (“Letters of Credit”) (Refer to Note 21—Commitments and Contingencies). Under the original terms, before subsequent amendments, the SVB Revolver matured on September 21, 2019. The SVB Revolver is available on demand and accrues interest at Prime (as defined in the Loan and Security Agreement) plus 2.5% and interest shall be payable monthly. The borrowing base of the SVB Revolver is 80.0% of the Company’s eligible accounts receivable. Upon expiration, all outstanding principal and interest are due. The collections of the Company’s accounts receivable are applied to the outstanding loan balance daily.
Since the inception of the Loan and Security Agreement, Legacy AdTheorent has entered into several amendments, primarily to extend the term of the agreement. On October 23, 2020, the Company entered into the sixth amendment to the Loan and Security Agreement. This amendment extended the previously amended maturity date of July 31, 2020 to July 31, 2021. The interest rate definition was also amended to accrue at a floating per annum rate equal to the greater of (a) 2.50% above the Prime Rate and (b) 3.25%; provided, however, during a Streamline Period, the principal amount outstanding under the SVB Revolver shall accrue interest at a floating per annum rate equal to the greater of (x) 1.50% above the Prime Rate and (y) 3.25%.
On July 27, 2021, the seventh amendment was executed which extended the previously amended maturity date of July 31, 2021 to November 30, 2021. Additionally, an amendment fee in the amount of $4 was charged by SVB to Legacy AdTheorent in connection with the amendment. Legacy AdTheorent accounted for the extension of the maturity date as a modification of the debt instrument.
On December 22, 2021, the Company entered into a senior secured credit facilities credit agreement (the “Senior Secured Agreement”) with SVB. The Senior Secured Agreement allows for the Company to borrow up to $40,000 in a revolving credit facility (“Revolving Credit Facility”), including a $10,000 sub-limit
for letters of credit and a swing line
sub-limit
of $10,000. The Revolving Credit Facility commitment termination date is December 22, 2026 and, as such, the Company’s debt obligation has been presented as a long-term liability. The Company accounted for the Senior Secured Agreement as a debt modification and the financing fees incurred were immaterial to the financial statements.

In accordance with the Senior Secured Agreement there are two types of revolving loan, either a Secured Overnight Financing Rate Loan (“SOFR Loan”) loan or an ABR Alternate Base Rate Loan (“ABR Loan”). The revolving loans may from time to time be SOFR Loans or ABR Loans, as determined by the Company. Interest shall be payable quarterly based on the type of loan.

a)
Each SOFR Loan bears interest for each day at a rate per annum equal to Adjusted Term SOFR, as defined in the Senior Secured Agreement, plus the Applicable Margin, as defined in the Senior Secured Agreement. The Applicable Margin can vary between 2.00% and 2.50% based on the leverage ratio of the Company.

b)
Each ABR Loan (including any swingline loan) bears interest at a rate per annum equal to the highest of the Prime Rate in effect on such day, the Federal Funds Effective Rate in effect on such day plus 0.50%, and the Adjusted Term SOFR, as defined in the Senior Secured Agreement, for a one-month
tenor in effect on such day plus 1.00% (“ABR”); plus the Applicable Margin, as defined in the Senior Secured Agreement. The Applicable Margin can vary between 1.00% and 1.50% based on the leverage ratio of the Company.

In addition, the Senior Secured Agreement has a commitment fee in relation to the non-use
of available funds ranging from 0.25% to 0.35% per annum based on the leverage ratio of the Company.
The Company’s borrowings under the Revolving Credit Facility as of December 31, 2021 consist of ABR loans.
All obligations under the Senior Secured Agreement are secured by a first priority lien on substantially all assets of the Company.
The Company is subject to customary representations, warranties, and covenants. The Senior Secured Agreement requires that the Company meet certain financial and non-financial
covenants which include, but are not limited to, (i) delivering audited consolidated financial statements to the lender within 90 days after year-end
commencing with the fiscal year ending December 31, 2022 financial statements, (ii) delivering unaudited quarterly consolidated financial statements within 45 days after each fiscal quarter, commencing with the quarterly period ending on March 31, 2022 and (iii) maintaining certain leverage ratios and liquidity coverage ratios. As of December 31, 2021, the Company was in full compliance with the terms of the Senior Secured Agreement.
The Company incurred $277 of deferred financing fees associated with the Senior Secured Agreement. The deferred financing fees were capitalized and recorded in Other assets on the Consolidated Balance Sheets. The deferred financing fees are being amortized using the straight-line method over the term of the Senior Secured Agreement. As of December 31, 2021, the Company had one letter of credit for approximately $983 the remainder of $39,017 was drawn on the revolving credit facility. The total amount drawn as of December 31, 2021 was repaid in January 2022.
2016 Credit Agreement
On December 22, 2016, Legacy AdTheorent entered into a credit agreement (“2016 Credit Agreement”) with various financial institutions (“Lenders”), including Monroe Capital, LLC. MCAP and several of MCAP’s officers and directors are affiliated with Monroe Capital, LLC. The Credit Agreement consisted of a $48,500 term loan and revolving loans in aggregate principal amount of $5,000 (collectively, the “Facility”). The Facility was interest bearing at a rate equal to the greater of 0.5% or the one-month
London Inter-bank Offered Rate (“LIBOR”), plus 8.5%, per annum.

Legacy AdTheorent entered into five separate amendments to the 2016 Credit Agreement subsequent to the date of the 2016 Credit Agreement. These amendments did not result in a change to the principal amount, terms or interest rate of the Facility.
The Company incurred debt issuance costs of $1,220 which are presented in the consolidated balance sheets. For the years ended December 31, 2021 and 2020, the Company amortized $155 and $220, respectively. The effective rate of interest associated with this loan was 10.6% for the years ended December 31, 2021 and 2020.
The Facility matured on December 22, 2021 and the Company paid off the remaining outstanding balance on such date in connection with the Business Combination. Deferred financing fees were fully amortized as of the maturity date, December 22, 2021.
Debt consists of the following as of December 31, 2021 and 2020:

	As of December 31,
	2021	2020
(amounts in US Dollars)	(in thousands)
Revolving Credit Facility	$39,017	$—
Term loan	—	26,187

Total debt	39,017	26,187
Less: Deferred financing fees	—	(155)

	39,017	26,032
Less: Current portion	—	(26,032)

Total non-current debt, net of deferred financing fees	$39,017	$—